Supplement dated November 19, 2021

to the Prospectuses dated May 1, 2021, for

MassMutual Transitions®

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectus (“Prospectus”) effective November 1, 2021:

•	Massachusetts Financial Services Company was added as an investment sub-adviser to the MML International Equity Fund. All references in the Prospectus to the investment sub-adviser to the MML International Equity Fund shall include Massachusetts Financial Services Company.

If you have questions about this supplement or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call the MassMutual Customer Service Center at 1-800-272-2216. Our Service Center is open Monday through Friday between 8 a.m. and 8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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